NEWTEK SMALL BUSINESS FINANCE, INC.

GENERAL SECURITY AGREEMENT

Date: September 30, 2010

The undersigned Epazz, Inc. (herein, whether one or more in number, referred to as "Debtor" and which, if two or more in number, shall be jointly and severally bound) with an address as it appears with the signature below, hereby agree(s) in favor of [redacted] having its principal office at [redacted] (herein referred to as "Secured Party"), as follows:

1. **Security Interest.**

(a) Grant of Security. As security for the Obligations (as defined below), Debtor hereby grants to Secured Party a first priority security interest in all of Debtor's right, title and interest, whether now existing or hereafter arising or acquired in and to any and all items of personal property described on Schedule A hereto together with all attachments, accessions and equipment now or hereafter affixed thereto or used in connection therewith, all substitutions and replacements thereof and any products and proceeds thereof (the "Collateral").

(b) Security for Obligations. This Security Agreement secures the payment of all now existing or hereafter arising obligations of Debtor to Secured Party, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise under any promissory note, guarantee, loan or credit agreement, letter of credit, draft, acceptance, interest rate or foreign exchange agreement, mortgage or other documents evidencing indebtedness whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any action or proceeding (all such obligations being the "Obligations"). Without limiting the foregoing, the Obligations of Debtor in connection with a commercial note in the principal amount of One Hundred Eighty Five Thousand Dollars and No Cents ($185,000.00) made the date hereof by Epazz, Inc., an Illinois Corporation, in favor of the Secured Party (the "Note"), and all obligations of Epazz, Inc., Shaun A. Passley, [redacted] Illinois residents, Professional Resource Management, Inc., and Desk Flex, Inc., all Guarantors under the Guaranty instrument made by them in favor of the Secured Party, and dated the date hereof, guaranteeing payment and performance by Debtor under the Note.

(c) Debtor Remains Liable. This Security Agreement shall not affect Debtor's liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. The exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Security Agreement had not been executed. Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Security Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(d) Continuing Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

2. **Debtor's Title; Liens and Encumbrances.**

Debtor represents and warrants that Debtor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims, except as set forth on Schedule B annexed hereto. Debtor will not create, assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as permitted by this Security Agreement, and Debtor will promptly notify Secured Party of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

3. **Representations and Warranties; Location of Collateral and Records; Business and Trade Names of Debtor.**

(a) Debtor represents and warrants to Secured Party as follows: Debtor has no place of business, offices where Debtor's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on Schedule C annexed hereto. Debtor shall promptly notify Secured Party of any change in the foregoing representation. Debtor shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule C and at none other. Debtor further covenants that, except for Collateral delivered to Secured Party or an agent for Secured Party, Debtor will not store, use or locate any of the Collateral at any place other than as listed on Schedule C annexed hereto. Annexed as Exhibits to Schedule C hereto are true and complete copies of each current lease under which Debtor uses each such place to store, use or locate any of the Collateral, and the term including any option in favor of Debtor, of each such lease ends not less than three years after the term of the Loan secured hereby.

(b) Debtor currently uses, and during the last five years has used, no business or trade names, except as set forth on Schedule C annexed hereto. Debtor shall promptly notify Secured Party, in sufficient detail, of any changes in, additions to, or deletions from the business or trade names used by Debtor for billing purposes.

(c) The Collateral is now and will be used in Debtor's business and not for personal, family, household or farming use.

(d) Debtor has paid and will continue to pay or otherwise provide for the payment when due, of all taxes, assessments or contributions required by law which have been or may be assessed or levied against Debtor, whether with respect to any of the Collateral, to any wages or salaries paid by Debtor, or otherwise, and will deliver satisfactory proof of such payment to Secured Party on demand.

(e) The grant of the security interest in the Collateral is effective to vest in Secured Party a valid first priority security interest, superior to the rights of any person in and to the Collateral as set forth herein, except to the extent set forth on Schedule B hereto.

4. **Perfection of Security Interest.**

Debtor shall to the extent necessary, if at all execute all such financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law, including the Federal Assignment of Claims Act and any state motor vehicles registration statute, as Secured Party may require, each in form satisfactory to Secured Party. Debtor also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Security Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable. Debtor authorizes Secured Party to (i) file any Uniform Commercial Code financing statements or amendments thereto without the signature of Debtor or by signing of Debtor's name to any such financing statements as its attorney-in-fact, (ii) file a photographic or other reproduction of this Security Agreement as a financing statement, (iii) file notices of assignment pursuant to the Federal Assignment of Claims Act, (iv) file applications for certificates of title or (v) take all other action which Secured Party may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement.

4A. SBA 7A Program Provision.

The Note made by Epazz, Inc., the Debtor, in favor of the Secured Party evidences a loan made by the Secured Party to such borrower in the principal amount of One Hundred Eighty Five Thousand Dollars and No Cents ($185,000.00) (the "Loan"). The Loan secured by the lien made herein was made under a United States Small Business Administration ("SBA") nationwide program which uses tax dollars to assist small business owners. If the United States is seeking to enforce this security agreement, then, under SBA regulations:

(a) When SBA is holder of the Note, this document and all documents evidencing or securing the Loan will be construed in accordance with federal law.

(b) Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability. Neither the Borrower nor any Guarantor, including, without limitation, any Debtor, may claim or assert against SBA any local or state law to deny any obligation of Borrower or any Guarantor, including any Debtor, or defeat any claim of SBA with respect to the Loan.

Any clause in this security agreement that requires arbitration is not enforceable when SBA is the holder of the Note secured by this Security Agreement.

5. **General Covenants.**

Debtor shall:

(a) furnish Secured Party from time to time, at Secured Party's request, written statements and schedules further identifying and describing the Collateral in such detail as Secured Party may reasonably require;

(b) advise Secured Party promptly, in sufficient detail, of any substantial change in the Collateral or of the occurrence of any event which would affect the value of the Collateral or Secured Party's security interest therein;

(c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to Debtor or any Collateral or to the operation of Debtor's business except where the failure to comply (i) is non-material and (ii) has no effect on the value of the Collateral or on the ability of Secured Party to exercise its rights and remedies hereunder;

(d) perform and observe all covenants, restrictions and conditions contained in any agreement or document executed in connection with the Obligations as though the same were fully set forth in this Security Agreement;

(e) promptly execute and deliver to Secured Party such further agreements or other instruments and take such further action from time to time as Secured Party may deem necessary to perfect, protect or enforce its security interests in the Collateral or otherwise to effect the intent of this Security Agreement;

(f) keep or cause to be kept the Collateral in good working order and marketable condition, ordinary wear and tear excepted;

(g) insure the Collateral against loss or damage by fire or other hazards, and extended coverage, theft, burglary, bodily injury and such other risks, with such companies and in such amounts, as is required by Secured Party at any time;

(h) use the Collateral for lawful purposes only in conformity with all laws, rules and regulations;

(i) allow Secured Party and its agents, at all reasonable times and for reasonable durations, to inspect any of the Collateral and to examine and make extracts from Debtor's books and records relating to the Collateral; and

(j) not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber or otherwise dispose of or abandon, any part or all of the Collateral, without the express prior written consent of Secured Party, except for the sale from time to time in the ordinary course of business of Debtor of such items of Collateral as may constitute part of the business inventory of Debtor.

6. **Assignment of Insurance.**

At or prior to the date hereof, Debtor shall deliver to Secured Party certificates of the issuing companies with respect to all policies of insurance owned by Debtor covering or in any manner relating to the Collateral, in form and substance satisfactory to Secured Party, naming Secured Party as an additional insured party as its interests may appear with respect to liability coverage and as loss payee with respect to property and extended insurance coverage, and indicating that no such policy will be terminated, or reduced in coverage or amount, without at least thirty (30) days prior written notice from the insurer to Secured Party. Debtor hereby assigns to Secured Party all sums, including returned or unearned premiums, which may become payable under or in respect of any such policy of insurance, and Debtor hereby directs each

insurance company issuing any such policy to make payment of sums directly to Secured Party. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with authority to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and upon the occurrence of any Event of Default, to cancel, assign or surrender any such policies. All such sums received by Secured Party shall be applied by Secured Party to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of Debtor and Secured Party, or as otherwise required by applicable law.

7. **Fixtures.**

Except to the extent that fixtures are included in the description of the Collateral in Schedule A hereto, it is the intent of Debtor and Secured Party that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and Debtor represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof deemed material by Secured Party is or is to become attached or affixed to any real estate, Debtor will, upon request, furnish Secured Party with a disclaimer or subordination in form satisfactory to Secured Party of the holder of any interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

8. **Collections.**

(a) Except as provided herein, Debtor may collect all checks, drafts, cash or other remittances (i) in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, (ii) in payment of any Collateral sold, transferred, leased or otherwise disposed of, or (iii) in payment of or in account of its accounts, contracts, notes, drafts, acceptances and all other forms of obligations relating to any of the Collateral so sold, transferred, or leased or otherwise disposed of. All of the foregoing amounts so collected after the occurrence of an Event of Default shall be held in trust by Debtor for and as the property of Secured Party, and shall not be commingled with other funds, money or property of Debtor.

(b) Upon the request of Secured Party, Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral or in payment for any Collateral sold, transferred, leased or otherwise disposed of, deliver any such items to Secured Party accompanied by a remittance report in form supplied or approved by Secured Party. Debtor shall deliver such items in the same form received, endorsed or otherwise assigned by Debtor where necessary to permit collection of such items.

(c) Upon the request of Secured Party, Debtor will promptly notify Secured Party in writing of the return or rejection of any goods represented by any accounts, contract rights or general intangibles and Debtor shall forthwith account therefore to Secured Party in cash without demand or notice. Until such payment has been received by Secured Party, Debtor will receive and hold all such goods separate and apart, in trust for and subject to the security interest in favor of Secured Party, and Secured Party is authorized to sell, for Debtor's account and at Debtor's sole risk, all or any part of such goods.

(d) In its discretion, Secured Party may, upon the occurrence of an Event of Default, in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract, instrument, chattel paper or general intangible included in the Collateral to make payment to Secured Party.

(e) All of the foregoing remittances shall be applied and credited by Secured Party in accordance with the provisions of Section 10(c) of this Security Agreement.

9. **Events of Default.**

The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") by Debtor under this Security Agreement: (a) if a "Default" or "Event of Default" shall occur under the terms of any agreement giving rise to or executed in connection with the Obligations; (b) if at any time Secured Party shall, in its reasonable discretion, consider the Obligations insecure or any part of the Collateral unsafe, insecure or insufficient, and Debtor shall not on demand furnish other collateral or make payment on account, reasonably satisfactory to Secured Party; (c) if Debtor or any obligor, guarantor of or any party to any of the Obligations or the Collateral (the same, including Debtor, being collectively referred to herein as "Obligors") shall default in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of, any Obligations or of this Security Agreement or any other agreement between any Obligor and Secured Party; (d) if any warranty or representation made to Secured Party by or on behalf of any Obligor is false or misleading in any material respect; (e) in the event of loss, theft, substantial damage to or destruction of any portion of the Collateral deemed material by Secured Party, or the making or filing of any lien, levy, or execution on, or seizure, attachment or garnishment of, any of the Collateral; (f) if any of the Obligors being a natural person or any general partner or member of an Obligor which is a partnership or a limited liability company, shall die or (being a partnership, limited liability company or corporation) shall be dissolved, or if any of the Obligors (if an entity) shall fail to maintain its existence in good standing; (g) if any of the Obligors shall become insolvent (however defined or evidenced) or make an assignment for the benefit of creditors, or make or send notice of an intended bulk transfer, or if there shall be convened a meeting of the creditors or principal creditors of any of the Obligors or if a committee of creditors is appointed for any of them; (h) if there shall be filed by or against any of the Obligors any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity); (i) if the usual business of any of the Obligors shall be terminated or suspended; (j) if any proceedings, procedure or remedy supplementary to or in enforcement of judgment shall be commenced against, or with respect to any property of, any of the Obligors; or (k) if any petition or application to any court or tribunal, at law or in equity, be filed by or against any of the Obligors for the appointment of any receiver or trustee for any of the Obligors or any part of the property of any of them.

10. **Rights and Remedies.**

(a) In the event of the occurrence and continuance of any Event of Default, Secured Party shall at any time thereafter have the right, with or without (to the extent permitted by applicable law) notice to Debtor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, Debtor agrees that Secured Party shall have the right to sell,

lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Secured Party in its sole discretion may deem advisable, and Secured Party shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, Secured Party shall have the right, at its sole option and discretion, and at Debtor's sole cost and expense, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At Secured Party's request after any Event of Default, Debtor shall assemble the Collateral and make it available to Secured Party at places which Secured Party shall select, whether at Debtor's premises or elsewhere, and make available to Secured Party, without rent, all of Debtor's premises and facilities for the purpose of Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form. If any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates, in any lawful manner.

(b) Any such sale, lease or other disposition of Collateral may be made without demand for performance or any notice of advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition, Debtor agrees that the sending of five days notice by ordinary mail, postage prepaid, to Debtor of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral is perishable and may be materially diminished in value during such five day period, Secured Party shall provide Debtor with such shorter notice as it deems reasonable under the circumstances.

(c) The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by Secured Party, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which Secured Party shall account to Debtor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Secured Party arising out of the repossession, removal, retention or sale of the Collateral, except to the extent same is caused by the gross negligence or willful misconduct of Secured Party, its agents or employees.

11. **Costs and Expenses.**

Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Secured Party, in connection with the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral and Secured Party's security interest therein, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Security Agreement relates, shall be paid by Debtor on demand. Until so paid, all such amounts shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the agreements giving rise to the Obligations.

12. **Power of Attorney.**

Debtor authorizes Secured Party and does hereby make, constitute and appoint Secured Party, and any officer or agent of Secured Party, with full power of substitution, as Debtor's true and lawful attorney-in-fact, with power, in its own name or in the name of Debtor, to do any of the following upon and after the occurrence of any Event of Default: (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of Secured Party; (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (c) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (e) to receive, open and dispose of all mail addressed to Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate; and (f) generally to do all acts and things which Secured Party deems necessary to protect, preserve and realize upon the Collateral and Secured Party's security interest therein. Debtor hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

13. **Notices.**

Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, notices shall be given hereunder by telecopy, by certified mail or by recognized overnight delivery services to Debtor at its address on the signature page of this Security Agreement and to Secured Party, as follows:

Newtek Small Business Finance, Inc.
1440 Broadway, 17th Floor
New York, New York 10018
Attention: Liquidations Manager

Notices shall be effective (a) if given by certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; or (c) if given by telecopy, when the telecopy is transmitted to the telecopy number as aforesaid; provided that all notices to Secured Party shall be effective on receipt.

14. **Other Security.**

To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, then Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of Secured Party's rights and remedies hereunder.

15. **Further Security.**

To further secure the Obligations, Debtor hereby grants, pledges and assigns to Secured Party a continuing lien on, security interest in and rights of set-off in all money, securities and other property of Debtor, and the proceeds thereof, how or here-after actually or constructively held or received by or for Secured Party or any affiliate of Secured Party. Debtor hereby authorizes Secured Party to deliver a copy of this Agreement to others as written notification of Debtor's transfer of a security interest in the foregoing property. Upon and after any Event of Default, Secured Party is hereby authorized at any time and from time to time, without notice, to apply all or part of such moneys, securities, property, proceeds, deposits or credits to any of the Obligations in such amounts as Secured Party may elect in its sole and absolute discretion, although the Obligations may then be contingent or unmatured and whether or not the collateral security may be deemed adequate.

16. **Miscellaneous.**

(a) Beyond the safe custody thereof, Secured Party shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

(b) No course of dealing between Debtor and Secured Party, or Secured Party's failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) All of Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

(d) This Security Agreement may be amended or modified, and a provision hereof may be waived, only by a writing signed by all of the parties hereto.

(e) The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

(f) The benefits of this Security Agreement shall inure to the benefit of the successors and assigns of Secured Party. The rights and obligations of Debtor under this Security Agreement shall not be assigned or delegated without the prior consent of Secured Party.

(g) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ILLINOIS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

(h) Debtor hereby irrevocably consents to the jurisdiction of the courts of Illinois and of any Federal Court located in Illinois in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Debtor hereby waives personal service of any summons, complaint or other

process in connection with any such action or proceeding and agrees that the service thereof may be made by certified mail directed to Debtor at the address provided herein for receipt of notices. Debtor so served shall appear or answer to such summons, complaint or other process within thirty days after the mailing thereof. Should Debtor so served fail to appear or answer within said thirty-day period, Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount or such other relief as may be demanded in any summons, complaint or other process so served. In the alternative, in its discretion Secured Party may effect service upon Debtor in any other form or manner permitted by law.

(i) IN THE EVENT OF ANY LITIGATION RELATING TO THIS AGREEMENT OR THE OBLIGATIONS, DEBTOR WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY.

IN WITNESS WHEREOF, each Debtor has executed or caused its duly authorized officer, on Debtor's behalf, to execute, this Agreement as of the day and year first written above.

Epazz, Inc.

By: ______________________________

Shaun A. Passley, President

DEBTOR'S ADDRESS
309 West Washington Street, #1225
Chicago, IL 60606

SCHEDULE A TO GENERAL SECURITY AGREEMENT DATED SEPTEMBER 30, 2010 MADE BY EPAZZ, INC. IN FAVOR OF NEWTEK SMALL BUSINESS FINANCE, INC.

1. The following assets of Epazz, Inc. are the subject of the General Security Agreement to which this Schedule A is annexed.

ALL ASSETS

All personal property of Debtor, now owned and hereafter acquired, of every kind and description, including, without limitation, all inventory, equipment, fixtures, accounts, chattel paper, contract rights, instruments, documents and general intangibles, and all products and proceeds thereof.

ALL INVENTORY

All of Debtor's now existing and hereafter acquired inventory, of every kind and nature, wherever located, including, without limitation, all raw materials, finished goods, work-in-process, packing and advertising materials, all documents of title, whether negotiable or nonnegotiable, representing any of the foregoing and all products and proceeds thereof.

ALL ACCOUNTS RECEIVABLE

All now existing and hereafter acquired or created accounts together with the Debtor's interest in all inventory described in invoices with respect to such accounts; all returned and repossessed inventory; and all now existing and hereafter acquired or created contract rights, instruments, chattel paper and general intangibles wherever located including, without limitation, all of the foregoing which arise in connection with the sale of inventory and/or the rendition of services.

ALL EQUIPMENT

All of Debtor's now owned and hereafter acquired machinery, equipment, furniture and fixtures wherever located, and all additions, accessions, substitutions, replacements, parts and fuel to or for the same, and supplies used or to be used in connection therewith and all products and proceeds thereof. Such machinery, equipment, furniture and fixtures are more particularly identified on Exhibit A-1 hereto, with description and serial number, if applicable, of each item with a unit value of $5,000.00 or more.

ALL ACCOUNTS

All now existing and hereafter acquired or created accounts together with the Debtor's interest in all inventory described in invoices with respect to such accounts; all returned and repossessed inventory, and all existing and hereafter acquired or created contract rights, instruments, chattel paper and general intangibles including, without limitation, all of the foregoing which arise in connection with the sale of inventory and/or the rendition of services.

ALL STOCK. All corporate stock issued and outstanding of Debtor.

EXHIBIT A-1

Itemized List of Machinery, Equipment, Furniture and Fixtures

(See Attached List)

SCHEDULE B

PERMITTED ENCUMBRANCES

N/A

Loan #42168

SCHEDULE C

TO

GENERAL SECURITY AGREEMENT

Offices Where Records Are Kept and Collateral Stored:

309 West Washington Street, #1225
Chicago, IL 60606

Trade Name

Epazz